Standard & Poor's
                                         A division of The McGraw-Hill Companies



October 27, 2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169




                        Re:   Insured Municipal Securities Trust,
                              New York Navigator Insured Series 11 and
                              New Jersey Navigator Insured Series 8
                              ----------------------------------------



Gentlemen:

      We have examined the post-effective Amendment to the Registration Statement File No. 33-45890 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

      In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

      You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                          Sincerely,



                                          /s/ Frank A. Ciccotto
                                          Frank A. Ciccotto


FAC/trh

                                    Standard & Poor's
                                         A division of The McGraw-Hill Companies



October 27, 2000

ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169




                        Re:   Insured Municipal Securities Trust
                              Series 30 and New York Navigator Insured Series 12
                              --------------------------------------------------


Gentlemen:

      We have examined the post-effective Amendment to the Registration Statement File No. 33-53124 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

      In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

      You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                          Sincerely,




                                          /s/ Frank A. Ciccotto
                                          Frank A. Ciccotto


FAC/trh

                                    Standard & Poor's
                                         A division of The McGraw-Hill Companies



October 27, 2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169



                        Re:   Insured Municipal Securities Trust
                              New York Navigator Series 15 and
                              New Jersey Navigator Insured Series 11
                              --------------------------------------

Gentlemen:

      We have examined the post-effective Amendment to the Registration Statement File No. 33-50891for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

      In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

      You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                          Sincerely,




                                          /s/ Frank A. Ciccotto
                                          Frank A. Ciccotto


FAC/trh